UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 17, 2012 (October 12, 2012)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Common Stock Offering

On October 12, 2012, Penn Virginia Corporation (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Common Stock Underwriters”), to sell an aggregate of 8,000,000 shares of its common stock, $0.01 par value (the “Common Shares”), to the Common Stock Underwriters at a public offering price of $5.00 per share (the “Common Stock Offering”). Pursuant to the Common Stock Underwriting Agreement, the Company granted the Common Stock Underwriters an option to purchase up to an additional 1,200,000 Common Shares solely to cover over-allotments, if any. The Common Stock Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. A copy of the Common Stock Underwriting Agreement is attached hereto as Exhibit 1.1, is incorporated herein by reference and is hereby filed. The description of the Common Stock Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Common Stock Underwriting Agreement.

The Common Stock Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-183365) filed with the Securities and Exchange Commission (the “Commission”), which became effective on August 31, 2012 (the “Registration Statement”). The terms of the Common Shares are set forth in the prospectus (the “Common Stock Prospectus”) dated October 12, 2012 and filed October 15, 2012 with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to use net proceeds from the Common Stock Offering of approximately $38 million (after deducting underwriting discounts and commissions and estimated expenses) to pay down outstanding borrowings under the Company’s revolving credit facility. Affiliates of certain of the Common Stock Underwriters are lenders under the Company’s revolving credit facility and will receive more than 5% of the net proceeds from the Common Stock Offering pursuant to the repayment of indebtedness outstanding under such facility.

Certain of the Common Stock Underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement. The Common Stock Underwriters and their affiliates may provide similar services in the future. In the ordinary course of their various business activities, the Common Stock Underwriters and their respective affiliates may make or hold a broad array of investments, including serving as counterparties to certain derivative and hedging arrangements, and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of the issuer.

Depositary Shares Offering

On October 12, 2012, the Company entered into an underwriting agreement (the “Depositary Shares Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Depositary Shares Underwriters”), and Capital One Southcoast, Inc., as qualified independent underwriter, to sell an aggregate of 1,000,000 depositary shares (the “Depositary Shares”) each representing a 1/100th ownership interest in a share of its 6.00% Series A Convertible Preferred Stock, par value $100 per share, liquidation preference $10,000 per share (the “Series A Convertible Preferred Stock”), to the Depositary Shares Underwriters at a public offering price of $100.00 per Depositary Share, plus accrued dividends, if any, from October 17, 2012 (the “Depositary Shares Offering”). Pursuant to the Depositary Shares Underwriting Agreement, the Company granted the Depositary Shares Underwriters an option to purchase up to an additional 150,000 Depositary Shares (the “Option Depositary Shares”) solely to cover over-allotments, if any, which the Depositary Shares Underwriters exercised in full on October 15, 2012. The Depositary Shares Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. A copy of the Depositary Shares Underwriting Agreement is attached hereto as Exhibit 1.2, is incorporated herein by reference and is hereby filed. The description of the Depositary Shares Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Depositary Shares Underwriting Agreement.

The Depositary Shares Offering was made pursuant to the Registration Statement. The terms of the Depositary Shares Offering are set forth in the prospectus (the “Depositary Shares Prospectus”) dated October 12, 2012 and filed October 15, 2012 with the Commission pursuant to Rule 424(b)(5) of the Securities Act.

The Company intends to use net proceeds from the sale of the Depositary Shares, including the Option Depositary Shares, of approximately $111 million (after deducting underwriting discounts and commissions and estimated expenses) to pay down outstanding borrowings under the Company’s revolving credit facility and for general corporate purposes. Affiliates of certain of the Depositary Shares Underwriters are lenders under the Company’s revolving credit facility and will receive more than 5% of the net proceeds from the Depositary Shares Offering pursuant to the repayment of indebtedness outstanding under such facility.

Certain of the Depositary Shares Underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement. The Depositary Shares Underwriters and their affiliates may provide similar services in the future. In the ordinary course of their various business activities, the Depositary Shares Underwriters and their respective affiliates may make or hold a broad array of investments, including serving as counterparties to certain derivative and hedging arrangements, and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of the issuer.

Deposit Agreement

The Deposit Agreement, dated as of October 17, 2012, (the “Deposit Agreement”), by and among the Company, American Stock Transfer & Trust Company, LLC, as depositary (the “Depositary”), and holders from time to time of the depositary receipts described therein, relating to the Depositary Shares, is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The form of depositary receipt representing the Depositary Shares is filed and included as Exhibit A to the Deposit Agreement and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On October 16, 2012, the Company filed Articles of Amendment (the “Articles of Amendment”) with the Office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia amending its Articles of Incorporation to establish the Series A Convertible Preferred Stock and the number, relative rights, preferences and limitations thereof. Pursuant to the Articles of Amendment, each share of Series A Convertible Preferred Stock is convertible, at the option of the holder, into a number of shares of the Company’s common stock equal to the liquidation preference of $10,000 divided by the conversion price, which is initially $6.00 per share and is subject to specified adjustments (the “Conversion Price”). The initial conversion rate is equal to 1.6667 shares of common stock of the Company for each share of Series A Convertible Preferred Stock. In addition, in certain circumstances the Company may, at its option, cause shares of the Series A Convertible Preferred Stock to be converted into shares of its common stock. Based on the initial Conversion Price, approximately 19,166,705 shares of common stock of the Company would be issuable upon conversion of all of the outstanding shares of the Series A Convertible Preferred Stock.

The annual dividend on each share of Series A Convertible Preferred Stock is 6.00% per annum on the liquidation preference of $10,000 per share and is payable quarterly, in arrears, on each of January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2013. Dividends will accrue and cumulate from October 17, 2012. The Company may, at its option, pay dividends in cash, common stock or a combination thereof.

Except as required by law or the Company’s Articles of Incorporation, holders of the Series A Convertible Preferred Stock will have no voting rights unless dividends fall into arrears for six or more quarterly periods (whether or not consecutive). Until such arrearage is paid in full, the holders will be entitled to elect two directors and the number of directors on the Company’s board of directors will increase by that same number.

At any time on or after October 15, 2017, the Company may at its option cause all outstanding shares of the Series A Convertible Preferred Stock to be automatically converted into common stock at the then-applicable conversion price if the closing sale price of the Company’s common stock exceeds 130% of the then-applicable conversion price for a specified period prior to the conversion.

If a holder elects to convert shares of Series A Convertible Preferred Stock upon the occurrence of certain specified fundamental changes, the Company may be obligated to deliver an additional number of shares above the applicable conversion rate to compensate the holder for lost option value.

The terms of the Series A Convertible Preferred Stock are more fully set forth in the Articles of Amendment described in Item 5.03 and attached as Exhibit 3.1 to this Current Report on Form 8-K, the terms of which are incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

The information contained in Item 3.03 is hereby incorporated by reference. The Articles of Amendment are effective as of 9:00 a.m. October 17, 2012. A copy of the Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Bylaws Amendment

Effective October 17, 2012, the Company amended its Amended and Restated Bylaws to provide that the size of the Board shall automatically increase by two in the event that dividends on the Series A Convertible Preferred Stock are in arrears and unpaid for six or more quarterly periods (whether or not consecutive).

A copy of the Company’s Amended and Restated Bylaws, as amended, is filed as Exhibit 3.2 to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 8, 2012, the Company issued a press release announcing the commencement of the Common Stock Offering and the Depositary Shares Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 12, 2012, the Company issued a press release announcing the pricing of the Common Stock Offering and the Depositary Shares Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 17, 2012, the Company issued a press release announcing the consummation of the transactions contemplated by the Common Stock Offering and the Depositary Shares Offering. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press releases are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated October 12, 2012, between Penn Virginia Corporation and Credit Suisse Securities (USA) LLC, as the representative of the several underwriters named therein, relating to the Common Shares.

1.2	Underwriting Agreement, dated October 12, 2012, among Penn Virginia Corporation, Credit Suisse Securities (USA) LLC, as the representative of the several underwriters named therein, and Capital One Southcoast, Inc., as qualified independent underwriter, relating to the Depositary Shares.

3.1	Articles of Amendment of the Articles of Incorporation Penn Virginia Corporation.

3.2	Amended and Restated Bylaws of Penn Virginia Corporation.

4.1	Deposit Agreement, dated October 17, 2012, among Penn Virginia Corporation, American Stock Transfer & Trust Company, LLC and the holders from time to time of the depositary receipts described therein.

4.2	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the issuance and sale of the Depositary Shares.

5.2	Opinion of Hunton & Williams LLP as to the validity of the Common Shares.

5.3	Opinion of Hunton & Williams LLP as to the validity of the Series A Convertible Preferred Stock.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2).

23.3	Consent of Hunton & Williams LLP (included in Exhibit 5.3).

99.1	Press release of Penn Virginia Corporation dated October 8, 2012.

99.2	Press release of Penn Virginia Corporation dated October 12, 2012.

99.3	Press release of Penn Virginia Corporation dated October 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2012

Penn Virginia Corporation

By:	/s/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 12, 2012, between Penn Virginia Corporation and Credit Suisse Securities (USA) LLC, as the representative of the several underwriters named therein, relating to the Common Shares.

1.2	Underwriting Agreement, dated October 12, 2012, among Penn Virginia Corporation, Credit Suisse Securities (USA) LLC, as the representative of the several underwriters named therein, and Capital One Southcoast, Inc., as qualified independent underwriter, relating to the Depositary Shares.

3.1	Articles of Amendment of the Articles of Incorporation Penn Virginia Corporation.

3.2	Amended and Restated Bylaws of Penn Virginia Corporation.

4.1	Deposit Agreement, dated October 17, 2012, among Penn Virginia Corporation, American Stock Transfer & Trust Company, LLC and the holders from time to time of the depositary receipts described therein.

4.2	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the issuance and sale of the Depositary Shares.

5.2	Opinion of Hunton & Williams LLP as to the validity of the Common Shares.

5.3	Opinion of Hunton & Williams LLP as to the validity of the Series A Convertible Preferred Stock.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2).

23.3	Consent of Hunton & Williams LLP (included in Exhibit 5.3).

99.1	Press release of Penn Virginia Corporation dated October 8, 2012.

99.2	Press release of Penn Virginia Corporation dated October 12, 2012.

99.3	Press release of Penn Virginia Corporation dated October 17, 2012.